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UGI CORPORATION

# Fiscal 2021
# First Quarter Results

**John L. Walsh**
President & CEO, UGI Corporation

**Ted J. Jastrzebski**
Chief Financial Officer, UGI Corporation

**Robert F. Beard**
Executive Vice President Natural Gas, UGI Corporation

**Roger Perreault**
Executive Vice President Global LPG, UGI Corporation

2 2 About This Presentation This press release contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended). Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions (including increasingly uncertain weather patterns due to climate change) and the seasonal nature of our business; cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as the availability of LPG cylinders; increased customer conservation measures; the impact of pending and future legal or regulatory proceedings, inquiries or investigations, liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and the withdrawal of the United Kingdom from the European Union, and foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus Shale gas production; the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business; our ability to successfully integrate acquired businesses and achieve anticipated synergies; the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack; the inability to complete pending or future energy infrastructure projects; our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives including the impact of customer disruptions resulting in potential customer loss due to the transformation activities; uncertainties related to the global pandemics, including the duration and/or impact of the COVID-19 pandemic; and the extent to which we are able to utilize certain tax benefits currently available under the CARES Act and similar tax legislation and whether such benefits will remain available in the future.

3 3 First Quarter Recap John L. Walsh President & CEO, UGI

4 4 AmeriGas UGI International Midstream & Marketing Gas Utility Q1 2021 Weather Versus: Prior Year First Quarter Earnings Recap 4 • GAAP EPS of $1.44 and Adjusted EPS1 of $1.18 in Q1 FY21 • Benefits of both geographic and operational diversification • Stronger performance at UGI International largely offset warmer than prior year weather at our domestic businesses and the negative impact of the COVID-19 pandemic $1.17 $1.18 Q1 FY20 Q1 FY21 Adjusted EPS1 AmeriGas UGI International Midstream & Marketing Gas Utility Q1 2021 Weather Versus: Normal 4.6% Warmer 2.0% Warmer 9.1% Warmer 9.8% Warmer 8.2% Warmer 4.9% Colder 11.4% Warmer 10.1% Warmer 1Adjusted EPS is a non-GAAP measure. See Slide 7 for reconciliation.

5 5 • Entered into a definitive agreement to purchase Mountaineer Gas Company • Growth drivers continue to deliver for AmeriGas as National Accounts and Cylinder Exchange total margins increased compared to the prior-year period • Utilities added approximately 3,900 new residential heating and commercial customers in Q1 FY21 and remains on pace for the second year of record levels of replacement and betterment • UGI Utilities commenced construction on a project to deliver natural gas to UPS Fuel Services1, for a large regional fleet of CNG2 delivery vehicles • Midstream & Marketing expanded capabilities with Bethlehem LNG plant placed in service in December adding 70,000Dth/day of peaking capacity • Further enhanced our ESG efforts through new agreements in both the Natural Gas and LPG businesses, continued investments related to Belonging, Inclusion, Diversity & Equity (BIDE) Key Accomplishments 1. A subsidiary of United Parcel Services, Inc. 2. Compressed natural gas.

6 6 First Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

7 7 First Quarter Adjusted Diluted Earnings per Share Q1 FY21 Q1 FY20 AmeriGas Propane $0.35 $0.43 UGI International 0.44 0.34 Midstream & Marketing 0.17 0.17 UGI Utilities 0.23 0.29 Corporate & Other (a) 0.25 (0.23) Earnings per share – diluted 1.44 1.00 Net (gains) losses on commodity derivative instruments not associated with current-period transactions (0.40) 0.05 Unrealized losses on foreign currency derivative instruments 0.07 0.06 Acquisition and integration expenses associated with the CMG Acquisition - - Acquisition expenses associated with the pending Mountaineer Acquisition 0.01 - Business transformation expenses 0.06 0.06 Total Adjustments (a) (0.26) 0.17 Adjusted earnings per share – diluted $1.18 $1.17 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

8 8 Liquidity Update • Cash flows remain strong - Cash from Operating Activities grew by 28% in Q1 FY21 compared to the prior-year period • Strong balance sheet position - total available liquidity as of 12/31/20: $1.5 billion • Well within debt covenant levels • Strong policy of managing debt at the entity level and capacity at the Corp level • UGI’s Board of Directors declared a quarterly dividend of $0.33 per share on Feb 3rd $1.0 $1.2 $1.6 $1.5 $1.5 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Available Liquidity Liquidity (in $Bn)

9 9 $1.18 $1.17 $(0.08) $0.10 $0.00 $(0.06) $0.05 Q1 FY20 AmeriGas UGI International Midstream & Marketing UGI Utilities Corporate & Other Q1 FY21 First Quarter Results Recap UGI Utilities Midstream & Marketing UGI International AmeriGas Adjusted EPS1 – Segment Split 1. Adjusted EPS is a non-GAAP measure. See Slide 7 for reconciliation. 2. Includes ($0.06) Corporate & Other. 3. Includes ($0.01) Corporate & Other. $1.172 $1.183 Q1 FY21 GAAP diluted EPS of $1.44 compared to GAAP diluted EPS of $1.00 in Q1 FY20. 8.2% Warmer 11.4% Warmer than prior year 10.1% Warmer 4.9% Colder Adjusted EPS1 – Comparison with Q1 FY20 0.43 0.35 0.34 0.44 0.17 0.17 0.29 0.23 Q1 FY20 Q1 FY21

# Financial Results - AmeriGas

UGI CORPORATION

| (Millions of dollars) | Q1 FY20 | | Q1 FY21 |
|---|---|---|---|
| **Earnings Before Interest Expense & Income Taxes** | $165 | | |
| Total Margin | | (47) | |
| Operating and Administrative Expenses | | 19 | |
| Depreciation and Amortization | | 1 | |
| Other Income and Expense, net | | 3 | |
| **Earnings Before Interest Expense & Income Taxes** | | | $141 |

| Item | Primary Drivers |
|---|---|
| Total Margin ↓ | Total margin reflects lower retail volumes due to the warmer weather, residual volume losses and COVID impacts on commercial volumes partially offset by increased cylinder exchange volumes |
| Operating and Admin Expenses ↓ | Progress on LPG business transformation initiatives and lower general insurance costs |

Weather versus normal



Colder
4.0%
Q1 FY20
Q1 FY21
(4.6%)
Warmer

8.2% warmer than prior year

10

11 11 Item Primary Drivers Volume ↓ Termination of a high-volume low-margin autogas contract in Italy during Fiscal 2020, partially offset by higher crop drying and heating-related bulk volume Total Margin ↑ Higher average LPG unit margins, increase in bulk volumes, the translation effects of the stronger euro, and higher margins from energy marketing Operating and Admin Expenses ↑ Translation effects of the stronger euro ($10M) partially offset by lower expenses due to the LPG business transformation initiatives and expense management Other Income and Expense ↑ Lower pre-tax realized gains on foreign currency exchange contracts Financial Results – UGI International (Millions of dollars) Q1 FY20 Q1 FY21 Earnings Before Interest Expense & Income Taxes $100 Total Margin 41 Operating and Administrative Expenses (6) Depreciation and Amortization (2) Other Income and Expense, net 3 Earnings Before Interest Expense & Income Taxes $136 Weather versus normal 4.9% colder than prior year Warmer (2.0%) Q1 FY20 Q1 FY21 (6.6%)

12 12 Item Primary Drivers Total Margin ↓ Loss of margins on HVAC and Conemaugh divested in FY20 and lower peaking margin, partially offset by higher capacity management margin Operating and Admin Expenses ↓ Lower expenses largely attributable to the divested assets partially offset by increases related to new assets placed into service and acquisitions Financial Results – Midstream & Marketing (Millions of dollars) Q1 FY20 Q1 FY21 Earnings Before Interest Expense & Income Taxes $62 Total Margin (5) Operating and Administrative Expenses 3 Other Income and Expense, net (1) Earnings Before Interest Expense & Income Taxes $59 Weather versus normal 11.4% warmer than prior year Warmer (9.1%) Q1 FY20 Q1 FY21 2.6%

13 13 Item Primary Drivers Core Market Volume ↓ Warmer weather and volume reductions attributable to COVID-19, partially offset by customer growth Total Margin ↓ Primarily due to lower total margin from Gas Utility core market customers Operating and Admin Expenses ↑ Increases in employee compensation and benefits-related expenses and allocated corporate expenses Depreciation ↑ Increased IT and distribution system capital expenditure activity Financial Results – Utilities (Millions of dollars) Q1 FY20 Q1 FY21 Earnings Before Interest Expense & Income Taxes $92 Total Margin (10) Operating and Administrative Expenses (2) Depreciation (3) Other Income and Expense, net 1 Earnings Before Interest Expense & Income Taxes $78 Weather versus normal 10.1% warmer than prior year Warmer (9.8%) Q1 FY20 Q1 FY21 0.3%

14 14 Natural Gas Business Robert F. Beard Executive Vice President Natural Gas, UGI

15 15 Natural Gas Business Update • Pending acquisition of Mountaineer, the largest natural gas distribution company in West Virginia (“WV”) for an enterprise value of $540M, which includes assumption of ~$140M of debt • Mountaineer serves ~215,000 customers across 50 of WV’s 55 counties • Joint petition to acquire Mountaineer submitted to the WV PSC on January 27th • 3,900+ heating customers added at UGI Utilities • Plan to invest ~$425M in FY21 at UGI Utilities • Earlier triggering of DSIC revenue that will result in additional margin • On Feb 3rd U.S. Supreme Court issues order granting PennEast’s petition for writ of certiorari • Case will be set for argument in the April 2021 argument session • Improving our environment through focused investments • UGI Utilities executed a RNG interconnect agreement with a landfill gas developer in northeast Pennsylvania • Commenced construction on a project to deliver natural gas to UPS Fuel Services, for a large regional fleet of CNG delivery vehicles

16 16 Global LPG Business Roger Perreault Executive Vice President Global LPG, UGI

17 17 Global LPG Business Update • LPG Business Transformation Initiatives remain on track • AmeriGas: Investments of $200M expected to provide annual benefits of $140M+ by the end of FY22 • UGI International: Investments of €55M to deliver €30M+ of annual benefits by the end of FY22 • Centralized customer engagement services center, enhanced customer management tools, and new routing and logistics tool • Strong demand drivers • Cynch rolled out in 20 cities across USA; on track to reach a total of 40 by FY22 • Solid growth in National Accounts • New supply and development partnership between UGI International and Ekobenz • Secured exclusive rights to Ekobenz’ supply of bioLPG, a renewable form of propane-butane produced from advanced bioethanol

18 18 ESG, Conclusion and Q&A John L. Walsh President & CEO, UGI

19 19 ESG Update • Reinforcing commitments to Belonging, Inclusion, Diversity & Equity (BIDE) • Launching new and strengthening existing partnerships • Continued to support programs promoting BIDE and STEM advancement through a gift of $300,000 to Penn State Harrisburg • UGI Utilities executed a RNG interconnect agreement with a landfill gas developer in northeast Pennsylvania • Interconnect will significantly reduce landfill emissions and provide shippers access to a renewable fuel source • Largest RNG supply point in the United States to-date, when fully operational • New supply and development partnership with Ekobenz - Polish company with a proprietary process to convert bio-ethanol to Bio-LPG1 • UGI Utilities and Energy Services joined Our Nation’s Energy Future (ONE Future) coalition • Created dedicated ESG function to continue advancing UGI's commitment to sustainability 1. A renewable form of propane-butane produced from advanced bioethanol.

20 20 Q & A

21 21 Appendix

22 22 UGI Supplemental Footnotes • Management uses “adjusted net income attributable to UGI Corporation” and “adjusted diluted earnings per share,” both of which are non-GAAP financial measures, when evaluating UGI’s overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and other significant discrete items that can affect the comparison of period-over-period results. • Management does not designate its commodity and certain foreign currency derivative instruments as hedges under GAAP. Volatility in net income attributable to UGI Corporation as determined in accordance with GAAP can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions. These gains and losses result principally from recording changes in unrealized gains and losses on unsettled commodity and certain foreign currency derivative instruments and, to a much lesser extent, certain realized gains and losses on settled commodity derivative instruments that are not associated with current-period transactions. However, because these derivative instruments economically hedge anticipated future purchases or sales of energy commodities, or in the case of certain foreign currency derivatives reduce volatility in anticipated future earnings associated with our foreign operations, we expect that such gains or losses will be largely offset by gains or losses on anticipated future energy commodity transactions or mitigate volatility in anticipated future earnings. • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. • The table on slide 23 reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and the table on slide 7 reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above.

23 23 UGI Adjusted Net Income (Dollars in millions) Q1 FY21 Q1 FY20 AmeriGas Propane $74 $91 UGI International 92 73 Midstream & Marketing 35 36 UGI Utilities 49 61 Corporate & Other (a) 53 (49) Net income attributable to UGI Corporation 303 212 Net (gains) losses on commodity derivative instruments not associated with current-period transactions (net of tax of $31 and $(2), respectively) (85) 10 Unrealized losses on foreign currency derivative instruments (net of tax of $(5) and $(4), respectively) 15 11 Acquisition and integration expenses associated with the CMG Acquisition (net of tax of $0 and $0, respectively) - 1 Acquisition expenses associated with the pending Mountaineer Acquisition (net of tax of $(1) and $0, respectively) 1 - Business transformation expenses (net of tax of $(4) and $(5), respectively) 13 12 Total Adjustments (a) (b) (56) 34 Adjusted net income attributable to UGI Corporation $247 $246 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

24 24 Investor Relations: Tameka Morris 610-456-6297 morrista@ugicorp.com Arnab Mukherjee 610-768-7498 mukherjeea@ugicorp.com